TRANSAMERICA FUNDS

Supplement to the Prospectus

Dated March 1, 2016, as supplemented

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The following information replaces in its entirety the first paragraph of the “Converting Shares” sub-section of the Prospectus under the heading “Shareholder Information - Exchanging Shares”:

If you hold Class A, Class B, Class C, Class T or Class I2 shares and are eligible for purchase of Class I shares as described under the Minimum Investment section, you may be eligible to convert your Class A, Class B, Class C, Class T or Class I2 shares to Class I shares (or, under certain circumstances, convert to Class A shares) of the same fund, subject to the discretion of Transamerica Fund Services, Inc., to permit or reject such a conversion. If you hold Class I shares and are eligible to purchase Class R6 shares, you may be eligible to convert Class I shares to Class R6 shares of the same fund, subject to certain conditions. Class I2 shares are not offered in this prospectus. Please contact your financial adviser or Customer Service for conversion requirements and instructions.

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Investors Should Retain this Supplement for Future Reference

July 29, 2016